                                                                   Exhibit 10.43
                     *** Text Omitted and Filed Separately
                         Confidential Treatment Requested
                         Under 17 CFR 200.80(b)(4), 200.83 and 230.406

                                                      [Lucent Technologies Logo]
                                                [Lucent Technologies Letterhead]


April 16, 1999

                                                         Agreement No. G-18150-E
                                                           Amendment No. Two (2)
                                                                       Exhibit A
                                                                    Sheet 1 of 3

Paradyne Corporation
8545 126th Avenue North
Largo, FL 33773


Our Agreement No. G-18150-E, dated July 31, 1996 is hereby amended as follows:

Exhibit A is modified in total to eliminate the Comcode by Comcode reference of MATERIAL, and instead replace with Product Family reference and a corresponding discount percentage from list price. Pages two and three of this amendment describes those discounts, and shall be used for pricing purpose.

Except as otherwise amended, all other Terms and Conditions of G-18150-E shall remain the same.


Accepted Date May 5, 1999

Paradyne Corporation                 Lucent Technologies
By: /s/ James L. Slattery            By: /s/ Mark A. Stebbins

Name(Print): James L. Slattery       Name: Mark A. Stebbins

Title: Senior Vice President         Title: Purchasing Manager

                                                          Agreement No. G18150-E
                                                           Amendment No. Two (2)
                                                                       Exhibit A
                                                                    Sheet 2 of 3


                    EXHIBIT A -- MATERIAL DISCOUNT SCHEDULE


                                  Products                                                    % Discount
--------------------------------------------------------------------------------------------------------
ACCULINK ACCESS CONTROLLER
--------------------------------------------------------------------------------------------------------
STANDARD                                                                                        (***)%
--------------------------------------------------------------------------------------------------------
*SEE ATTACHMENT FOR EXCEPTIONS
--------------------------------------------------------------------------------------------------------
BUSINESS MODEMS
--------------------------------------------------------------------------------------------------------
ANALOG: 38XXX                                                                                   (***)%
--------------------------------------------------------------------------------------------------------
LEASED LINE: 39XXX                                                                              (***)%
--------------------------------------------------------------------------------------------------------
ACCESS MULTIPLEXING
--------------------------------------------------------------------------------------------------------
9109, 9162, 9165, 9261, 9261, 9262, 9265                                                        (***)%
--------------------------------------------------------------------------------------------------------
**HOTWIRE:
--------------------------------------------------------------------------------------------------------
DSL 50XXX, 51XXX, 56XXX                                                                         (***)%
--------------------------------------------------------------------------------------------------------
MVL: 63XXX, 5038                                                                                (***)%
--------------------------------------------------------------------------------------------------------
RADSL: 52XXX, 54XXX, 5620, 85XXX, 8600                                                          (***)%
--------------------------------------------------------------------------------------------------------
DSLAM: 8000, 8600, 8776, 8784, 8800                                                             (***)%
--------------------------------------------------------------------------------------------------------
IPC: 81XXX, 82XXX                                                                               (***)%
--------------------------------------------------------------------------------------------------------
MSDSL: 7975, 7976, 7985, 8774, 8775, 8784                                                       (***)%
--------------------------------------------------------------------------------------------------------
FRAME SAVER FRAME RELAY MANAGEMENT:
--------------------------------------------------------------------------------------------------------
9098, 9121, 9126, 9127, 9128, 9161, 9026, 96XXX, 9620, 9621, 9624, 9627, 9820, 9124.            (***)%
--------------------------------------------------------------------------------------------------------
**NETSCOUT FRAME PROBE
--------------------------------------------------------------------------------------------------------
6038, 6050, 6070, 7401, 7402, 7504, 8702, 8704                                                  (***)%
--------------------------------------------------------------------------------------------------------
FRAME RELAY COMPRESSION UNIT
--------------------------------------------------------------------------------------------------------
9028                                                                                            (***)%
--------------------------------------------------------------------------------------------------------
T1/E1 ACCESS PRODUCTS
--------------------------------------------------------------------------------------------------------
3162, 3156, 71XX, 75XXX, 76XXX                                                                  (***)%
--------------------------------------------------------------------------------------------------------
3150, 3151, 3160, 3161, 3164, 3165, 3170, 3172, 3174, 3365                                      (***)%
--------------------------------------------------------------------------------------------------------
SUBRATE ACCESS
--------------------------------------------------------------------------------------------------------
3510, 3511, 3550, 3551, 3600, 3610, 3611, 3615, 3615, 3616, 9120                                (***)%
--------------------------------------------------------------------------------------------------------
7612, 7610, 7510, 7511, 7520                                                                    (***)%
--------------------------------------------------------------------------------------------------------
NETWORK MANAGEMENT:
--------------------------------------------------------------------------------------------------------
6700 SW, 6800 SW, 7700 SW, 7800 SW                                                              (***)%
--------------------------------------------------------------------------------------------------------
**NETSCOUT
--------------------------------------------------------------------------------------------------------
9115, 9125, 9135, 9140, 9145, 9150                                                              (***)%
--------------------------------------------------------------------------------------------------------
OTHER
--------------------------------------------------------------------------------------------------------
CABINETS, CABLES, CARRIERS, MANUALS ETC.                                                        (***)%
--------------------------------------------------------------------------------------------------------
SPARES                                                                                          (***)%
--------------------------------------------------------------------------------------------------------
** Hotwire, Netscout Frame Probe, and Netscout products are excluded from the terms of the Supply Agreement and Exclusivity Agreement signed 9/6/98.
--------------------------------------------------------------------------------------------------------

*** Confidential Treatment Requested

                                                           Contract No. G18150-E
                                                           Amendment No. Two (2)
                                                                       Exhibit A
                                                                    Sheet 3 of 3


                     ACCULINK ACCESS CONTROLLER EXCEPTIONS

                    MODEL                               % DISCOUNT
20148                                                      (***)%
---------------------------------------------------------------------
25446                                                      (***)%
---------------------------------------------------------------------
10179                                                      (***)%
---------------------------------------------------------------------
15813                                                      (***)%
---------------------------------------------------------------------
2264-A01                                                   (***)%
---------------------------------------------------------------------
2264-A02                                                   (***)%
---------------------------------------------------------------------
25879                                                      (***)%
---------------------------------------------------------------------
26909                                                      (***)%
---------------------------------------------------------------------
15811                                                      (***)%
---------------------------------------------------------------------
26907                                                      (***)%
---------------------------------------------------------------------
2567-MEG                                                   (***)%
---------------------------------------------------------------------
2567-PIK                                                   (***)%
---------------------------------------------------------------------
2525-PIP                                                   (***)%
---------------------------------------------------------------------
2525-PIU                                                   (***)%
---------------------------------------------------------------------
2567-PIU                                                   (***)%
---------------------------------------------------------------------
2525-RW1                                                   (***)%
---------------------------------------------------------------------
2525-RW2                                                   (***)%
---------------------------------------------------------------------
10194                                                      (***)%
---------------------------------------------------------------------
26903                                                      (***)%
---------------------------------------------------------------------
10186                                                      (***)%
---------------------------------------------------------------------
10200                                                      (***)%
---------------------------------------------------------------------
17193                                                      (***)%
---------------------------------------------------------------------
2525-N1N                                                   (***)%
---------------------------------------------------------------------
2525-N2N                                                   (***)%
---------------------------------------------------------------------
2525-N3N                                                   (***)%
---------------------------------------------------------------------
2525-N4N                                                   (***)%
---------------------------------------------------------------------
2525-N5N                                                   (***)%
---------------------------------------------------------------------
2525-N6N                                                   (***)%
---------------------------------------------------------------------
2525-N8N                                                   (***)%
---------------------------------------------------------------------
2525-N9N                                                   (***)%
---------------------------------------------------------------------

***Confidential Treatment Requested

April 15, 1999
                                                            Agreement: G-18150-E
                                                                 Amendment No. 1
                                                                    Page 1 of 14



Paradyne Corporation                    Lucent Technologies, Inc.
8545 126th Avenue North                 188 Mt. Airy Rd.
Largo, FL 33773                         Basking Ridge, NJ 07920


Whereas Lucent Technologies, Inc. ("Company") and Paradyne Corporation ("Supplier") entered into a Supply Agreement ("G-18150-E"), as of July 31, 1996 and;

Whereas the Supply Agreement includes reference to a "Volume/Price Letter" also dated July 31, 1996 that specifies Company's volume purchase requirements and;

Whereas Company and Supplier entered into an "Exclusivity and Amendment Agreement", dated August 6, 1998, which terminates the "Volume/Price Letter" in exchange for Company forgiveness of principal on "Core Business Note", and execution of exclusivity supply relationship;

Now, in consideration of the foregoing recitals, and effective as of August 6, 1998, the following clauses are modified to make G-18150-E consistent with terms of the Exclusivity and Amendment Agreement. All other terms and conditions of G-18150-E remain unchanged:

1. TERM
This Agreement shall become effective as of the date here of and shall continue in effect until June 30, 2001. The amendment or termination of this Agreement shall not affect the obligations of either party to the other under then existing Orders issued pursuant to this Agreement, but such Orders shall continue in effect as though this Agreement had not expired or been terminated and was still in effect with respect to said Orders.

2. ORDER
For the purpose of this Agreement, an "Order" shall mean Company's form of purchase order or contract used for the purpose of ordering Material. Each Order shall reference this Agreement, thereby incorporating in such Order the terms and conditions stated in this Agreement.

                                                          Agreement No. G18150-E
                                                                 Amendment No. 1
                                                                    Page 2 of 14


3. MATERIAL

For the purpose of this Agreement, "Material" shall be defined as those services performed by Supplier for Company and those Access products that are identified by Product Family and described on Exhibit A to this Agreement ("Existing Products"): which attachment shall be continuously updated, to include Enhanced and New Products if such products satisfy the requirements of the clause ENHANCED AND NEW PRODUCTS.


4. ENHANCED AND NEW PRODUCTS

For the purpose of this Agreement, "Enhanced Product" or "Enhanced Products" shall mean any product which results out of Company's desire to have Supplier redesign, modify, or enhance an Existing Product or family of Existing Products. For the purpose of this Agreement, "New Product" or "New Products" shall mean product which is not an enhanced Product or Existing Product but which is substantially similar to an Existing Product with respect to design an function and possesses reasonable performance improvements. If Company desires to purchase an Enhanced of New Product(s) from supplier, company shall so notify Supplier and provide Supplier the opportunity to manufacture such Enhanced or New Product(s), subject to the following conditions and procedures.

The Company requests for Access Product enhancements and new features or new products shall be processed through the quarterly Meeting process, or as needed. The decision to proceed will be based upon a business case that is positive to both Company and Supplier. Supplier shall, within thirty (30) days from the date of Supplier's receipt of Company's notice, inform Company whether Supplier desires to manufacture and supply such Enhanced or New Product(s) to Company. If Supplier desires to manufacture and supply such Enhanced or New Product(s), Supplier shall provide Company (a) a written production plan demonstrating Supplier's ability to satisfy the Performance Requirement, as described in the next sentence, for such Enhanced or New Product(s) (such plan shall include production locations and proposed dates for prototypes, sample production and full production) and (b) Supplier's proposed Price for such Enhanced or New Product(s). "Performance Requirement" shall mean the Company's reasonably prescribed performance standards for Material, including, but not limited to, quality, compliance with Specifications, delivery and service support, each determined in the case of an Enhanced Product with reference to standards for an Existing Product or family of Existing Products.

April 15, 1999

                                                            Agreement: G-18150-E
                                                                 Amendment No. 1
                                                                    Page 3 of 14


The parties shall then negotiate in good faith to reach an agreement on such production plan's ability to satisfy the Performance Requirements and the Price to be charged for the Enhanced or New Product(s). In the event the parties agree on the production plan's satisfaction of the Performance Requirement and the Price for such Enhanced or New Product(s), and Supplier fulfills its obligations under the production plan (including the commencement of full production runs), then such Enhanced or New Product(s) will be added to Exhibit A for the purposes of this Agreement. Where Company and Supplier have agreed upon a production plan's satisfaction of Performance Requirements, and price, and such production plan materially slips without contributing fault of Company, then Company may procure competitive product from alternative source. Given these circumstances, and when Supplier is able to satisfy the production plan, Company agrees to add such Enhanced or New Products to Exhibit A. However, such action by Company shall not restrict the Company from selling product from (the above) alternative supplier under a dual source arrangement provided Supplier's product is carried as the preferred product for resale. All work performed by Supplier under this clause will be at Supplier's sole risk and expense, unless otherwise agreed to by the parties.

If despite good faith negotiations the parties fail to agree (i) that the Enhanced or New Product(s) production plan satisfies the Performance Requirement or (ii) on a Price for the Enhanced or New Product(s), the parties agree to resolve the dispute through escalation to Supplier CEO and Company Purchasing Vice President or designee. In the event that this escalation process is unable to resolve the dispute, the parties agree to promptly retain an independent, non-affiliated consultant experienced in the industry to provide an objective assessment of the issue(s) in dispute. The determination of the consultant shall be final and binding. If the Supplier desires not to make available for order by Company any Enhanced or New Product, the Company may purchase the Enhanced or New Product(s) from another source or sources without further obligation under Article 8.

7. BEST PRICE

Supplier's Prices to Company, within any given geographic region or country, for Material contained herein with applicable discounts and with any increases permitted hereunder, shall be [***]. If, within any geographic region or country, Supplier at any time [***], Supplier shall [***]

***Confidential Treatment Requested

April 15, 1999


                                                            Agreement: G-18150-E
                                                                 Amendment No. 1
                                                                    Page 4 of 14


Excluded from this provision shall be [***]

8. MARKET RIGHTS

(a) Supplier will supply 100% of Company's requirements for access Products (as defined in Subsection 8(c)) for resale as "Stand-Alone Products". Stand-Alone Products means products that operate individually or as a component in a Supplier system. Examples of Stand-Alone Products are the Supplier 3160 DSU/CSUs and/or cards that are inserted into a carrier to create a system. An example of a product that is not Stand-Alone would be a board or component that is to be inserted into another vendor's product as an OEM in order to complete a function that the other vendor wishes to provide. Company shall not purchase products for resale as Stand-Alone Products that are substantially similar in design, functionality, and operating characteristics to and compete in the marketplace with those Access Products defined in Subsection 8 (c), and as they basically exist on the date of this Amendment. With respect to Company's internal requirements for Access Products, Supplier shall have Preferred Supplier status ("Preferred Supplier") through the same period. Preferred Supplier status shall mean, with respect to Company's internal requirements, that Supplier shall be given the first opportunity to supply such products. Supplier's ability to sell to any customer will not be restricted. Supplier will use diligent efforts to meet such requirements, shall be free to contract at its discretion with third parties to manufacture products of its design or otherwise assist in fulfilling the requirements for its Access Products.

(b) Quarterly relationship meetings will occur with alternating sites between Supplier and Company. Attendees shall include decision level making representatives of each party. The host company shall assume agenda and minute responsibility. Minutes require joint approval or noted objections but such minutes should not be construed as binding or enforceable legal agreements. Interim working group meetings will continue similar to the structure today.

(c)-(1) Company shall satisfy 100% of its requirements for Access Products for resale as "Stand-Alone Products" during the term of this Amendment from Supplier for the following core products, their enhancements, and their normal evolution within currently defined market segments:

***Confidential Treatment Requested.

April 15, 1999

                                                           Agreement: G-18150-E
                                                                Amendment No. 1
                                                                   Page 5 of 14


          1.  Analog Products [***]

          2.  Subrate DSUs [***]

          3.  T1 CSUs and T1 DSU/CSUs [***]

          4.  T1 Access Multiplexers [***]

          5.  Frame Relay Access Units [***]
                    a)                 [***]

                    b)                  T3 ATM "Over" Frame Relay Network
                       Access Products [***]

                    c)                  NxT1 ATM/Frame Relay Network Access
                       Products [***]

(c)-(ii) Company shall not be restricted by this Agreement for Access Product in the following market segments.

          1. T1 Access Multiplexers [***]

***Confidential Treatment Requested

April 15, 1999

                                                            Agreement: G-18150-E
                                                                 Amendment No. 1
                                                                    Page 6 of 14


          2. T3 ATM "OVER" FRAME RELAY OUTSIDE THE SCOPE OF "FRAMEAWARE" APPLICATIONS.

          3. NXT1 ATM "OVER" FRAME RELAY OUTSIDE THE SCOPE OF "FRAMEAWARE" APPLICATIONS.

          4. ALL ATM PRODUCTS MANUFACTURED BY THE COMPANY, UNLESS OTHERWISE PROHIBITED UNDER THE TERMS OF THE NONCOMPETITION AGREEMENT DATED 7/31/96 BETWEEN COMPANY AND SUPPLIER.

          5. ALL VOICE OVER PRODUCTS, RFC 1490 TRANSLATION DEVICES, AND FRAME RELAY ROUTING DEVICES [***]



(c)-(iii) Exception Statements --

              1. APPLICABLE ONLY TO THE SUPPLIER'S ANALOG PRODUCTS OF SECTION 8(c)(i)-1 -- Company shall not be obligated to purchase 100% of its requirements from Supplier unless the products are currently embedded in Company designs, drawings, or configurators. Company will not proactively encourage current analog customers to replace Supplier's analog products with like products from other manufacturers. Company shall not be obligated to purchase 100% of its requirements from Supplier if customer has called for specific vendor's product in an RFP or sale. In those cases where customer has called for a specific vendor's product, Company may not make a concerted effort to expand marketing dollars, include as part of an offer, promote, pay commission or incentives, nor PEC/Com code such products for general availability of the other vendor's analog products. Company should first attempt to respond with Supplier's equipment and revert to another vendor as a last resort.

              2.  APPLICABLE ONLY TO THE SUPPLIER'S T1 CSU AND T1 DSU/CSUs OF
                  SECTION 8(c)(i)-3 -- Company shall not be obligated to purchase 100% of its requirements from Supplier to respond to special situations where the customer has called for a specific DSU/CSU vendor product in a RFP or sale on a one-off basis. Company may not, however, make any concerted effort to expand marketing dollars, include as part of an offer, promote, pay commission or incentives nor PEC/Com code products for general availability of the other vendor's DSU/CSU

***Confidential Treatment Requested

April 15, 1999

                                                           Agreement: G-18150-E
                                                                Amendment No. 1
                                                                   Page 7 of 14


            products. Company should first attempt to respond with supplier's equipment and revert to another vendor as a last resort.

         3. In all of the above leases, Company will provide Supplier with written notification of the one-off sale of the other vendor's products. Company shall provide information consisting of product type, dollar value of the transaction, and rationale for the resale of the other vendor's product.

         4. Excluded from the exclusivity obligations of this Amendment are products purchased by Acquired Companies, where prior to acquisition by Company, these Acquired Companies purchased and included substantially similar product from other sources in their systems designs. However, not excluded are substantially similar
            Stand-Alone Products where a Supplier Access Product is or becomes a feasible alternative. To determine if such substantially similar product is or becomes a feasible alternative, Company and Supplier shall utilize the Benchmarking provisions, and if required, follow the dispute resolution process outlined under Benchmarking. Use of "Other Sourced Product" in any form other than the original offer will be subject to the exclusivity provisions and not an exception under subsection 4. Additionally, if after acquisition, the Acquired Company develops a need for an Access Product substantially similar to those defined herein, then they shall satisfy 100% of this requirement from Supplier. In no way is this meant to relieve Company of its obligations under the Noncompetition Agreement, dated 7/31/96.

(c) Requests for Access Product enhancements and new features or new products shall process through the Quarterly Meeting process, or as needed, and decisions to proceed shall be based upon a business relationship that assures a positive business case for each party. Upon failure to reach an agreed upon action plan, the resolution escalation process shall go to Supplier CEO and Company Purchasing Vice President or designee. In the event of a dispute, the "industry consultant" steps described under
     SECTION 9 ("BENCHMARKING"), as amended in this Amendment, may be invoked by either party.

9. BENCHMARKING
On a quarterly basis, Company and Supplier shall, if requested by either party, undertake to benchmark price, quality, product functionality, and service performance of material offered by Supplier. Price shall mean general pricing issues or trends, not specific opportunities which shall continue to be handled under the Supplier's "P Quote" process.

April 15, 1999

                                                            Agreement: G-18150-E
                                                                 Amendment No. 1
                                                                    Page 8 of 14


Product functionality shall mean a major function that represents an industry trend and which is considered essential to compete in the current marketplace and preserve market share. Singular features that Supplier may or may not have as part of the product offering would not qualify for benchmarking. The decision to benchmark will be presented and developed at regularly scheduled quarterly business meetings. Prior to any benchmarking both companies shall agree upon the framework to conduct the benchmarking process (see Exhibit B). This shall include clear identification of industry leaders to be benchmarked.

Following the benchmark study, Supplier and Company shall review such benchmark information and Supplier shall develop a plan of action for improving Material Price, quality, product functionality, and service performance if such benchmark information indicates improvements are needed when compared to the then existing standards of the industry of comparable Price, quality, product functionality and service. Supplier shall introduce improvements that assure Company that Material is meeting or exceeding competitive benchmarks with respect to: (1) Material Price within thirty (30) days after the later of such review or objective assessment as described below, and (2) for Material quality, product functionality, or service performance within a mutually agreed upon period after the later of such review or objective assessment. Supplier will provide a plan for introducing such improvements within the first thirty
(30) days of such review objective assessment. If Supplier fails to perform as described in items 1 or 2 above, Company shall have the right to competitively quote such Material in the marketplace. Company will give Supplier a thirty
(30) day prior written notice of such intent to place business with any other vendor and provide Supplier that thirty (30) day period to match or beat such other offer received by Lucent. If Supplier matches or beats such other offer, Lucent agrees to continue to place Orders with Supplier at the new price, quality, product functionality, and service levels subject to the terms and conditions of this Agreement. If Supplier does not match or beat Company's offer, Company may elect to purchase Material from another source without further obligation under Article 8 for those Products. Where Company and Supplier have agreed upon a schedule and the scheduled General Availability for such new feature, functionality or quality slips without contributing fault by Company, Company may procure a competitive product.

In the event of a dispute to approach, procedure or results of the benchmarking, the parties agree to promptly retain an independent, non-affiliated consultant experienced in the industry to provide an objective assessment of the issue(s) in dispute. The determination of the consultant shall be final and binding.

April 15, 1999

                                                            Agreement: G-18150-E
                                                                 Amendment No. 1
                                                                    Page 9 of 14


15. MANUFACTURE DISCONTINUED

Supplier shall provide Company at least one (1) year prior written notice that any Material covered by this Agreement is recommended as a candidate to be manufacture discontinued by Supplier. Company shall, within sixty (60) days after receipt of Supplier's written notice, provide Supplier a written response indicating Company's approval or disapproval of the manufacture discontinued status of such Material based upon such Material's impact on the Company's business, including but not limited to the Company's obligations to its customers.

If Company does not approve of the Material being manufacture discontinued, the parties shall negotiate in good faith to determine the final disposition of such Material. If the parties agree that Material shall become manufacture discontinued, Supplier shall accept Company's Orders for such manufacture discontinued Material under the terms and conditions of this Agreement for one
(1) year from the Supplier's notification date of manufacture discontinued status. Once the manufacture discontinued Material is no longer available to order by Company, Supplier agrees that the Company may procure substitute product from alternate source without further obligation under Article 8 for those products.

36. INDEMNITY AND INFRINGEMENT

All Work performed by Supplier under this Agreement shall be performed by Supplier as an independent contractor and not as an agent of Company. All persons furnished by Supplier shall be considered solely Supplier's Employees or agents, and Supplier shall be responsible for compliance with all applicable laws, rules, and regulations relating to labor, working conditions, wages, and payment of all unemployment, social security, and other payroll taxes, including contributions when required by law.

Supplier agrees to indemnify and save harmless Company, its affiliates and its customers and their officers, directors, employees, successors and assigns (all hereinafter referred to in this clause as "Company") from and against any losses, damages, claims, demands, suits, liabilities, and expenses (including reasonable attorney's fees) that arise out of or result from: (1) injuries or death to persons or damage to property, including theft, in any way arising out of or occasioned by, caused or alleged to have been caused by or on account of the Material, or the performance or Work or Services performed by Supplier or persons furnished by Supplier; (2) assertions under Workers' Compensation or similar acts made by persons furnished by Supplier or by any subcontractor or by reason of any injuries to such persons for which Company would be responsible under Workers' Compensation or similar acts if the persons were employed by Company; (3) any failure by Supplier to perform Supplier's

April 15, 1999

                                                            Agreement: G-18150-E
                                                                 Amendment No. 1
                                                                   Page 10 of 14

obligations under this Indemnity and Infringement Section; and/or (4) any infringement or claim of infringement of any patent, trademark, copyright, trade secret, or other intellectual property right of third parties based on the manufacture, repair, sale, use, importation, reproduction and/or distribution of Material furnished to Company hereunder, and/or any part, component, feature or design of such Material, except that this infringement arise solely and directly from Company supplied parts or components, or from Supplier's required adherence to Company's written instructions or Specifications which are so specified that such adherence directly causes such claims or infringement and which instructions or Specifications require the use of Material other than (i) commercial material which is available on the open market or the same as such Material or (ii) Material of Supplier's origin, design or selection.

In the case of the infringement indemnity, if Company's or its customers' manufacture, repair, use, sale, importation, reproduction and/or distribution of Material is restricted or prevented by injunction, court order or negotiated settlement on account of such infringement, Supplier shall, at its expense:
(i) procure for Company and Company's customers the right to continue manufacturing, using, selling, importing, reproducing and/or distributing such Material; or (ii) replace such Material with a non-infringing product substantially complying with such Material's Specifications and satisfactory to Company; or (iii) modify such Material so it becomes non-infringing and performs in a substantially similar manner to the original Material and satisfactory to Company; or (iv) in the event of inability to reasonably perform any of the foregoing, refund to Company the purchase price for affected Material.

Supplier agrees to defend Company, at Company's request, against any of the referenced claims, demands, or suits at Supplier's expense. Company agrees to notify Supplier within a reasonable time of any written claims or demands against Company for which Supplier is responsible under this Clause.


38. LATE DELIVERY/LIQUIDATED DAMAGES AND CANCELLATIONS

Supplier agrees that in the event that Company is able to provide to Supplier demonstrable evidence that any delay by Supplier in delivering any Material committed to by Supplier under any Order caused the loss of a contract of Company or caused Company to obtain substitute material from a third party in order to fulfill the contract, then Company shall be permitted to source such substitute material Order without obligation to Article 8.

April 15, 1999

                                                            Agreement: G-18150-E
                                                                 Amendment No. 1
                                                                   Page 11 of 14


These provisions concerning late delivery of conforming Material are intended to be and shall be cumulative and in addition to every other remedy now or hereafter possessed by Company, including but not limited to its right to recover damages under the clause entitled WARRANTY.

39. AUDIT

Supplier shall maintain accurate and complete records including termination charges playable by Company under this Agreement. These records shall be maintained in accordance with recognized commercial accounting practices so they may be readily audited and shall be held until costs have been finally determined under this Agreement and payment or final adjustment of payment, as the case may be, has been made. Supplier shall permit Company or Company's Representative to examine and audit these records and all supporting records at all reasonable times. Audits shall be made not later than one (1) calendar year after the final delivery date of Material ordered or completion of services rendered or one (1) calendar year after the expiration date of this Agreement, whichever comes later.

41. DEFAULT

In the event Supplier shall be in breach of default of any of the material terms, conditions, or covenants of this Agreement and if such breach or default shall continue for a period of forty-five (45) days after the giving of written notice to Supplier thereof by Company that Company intends to cancel because of such default, then, in addition to all other rights and remedies which Company may have at law or equity or otherwise. Company shall have the right to cancel this Agreement and/or Orders without any charge or obligation or liability of Company.

42. TERMINATION OF ORDER FOR CAUSE

In the event Supplier exceeds the shipping interval plus five (5) working days as specified in an Order issued hereunder because of reasons attributable to Supplier (other than those contained in the FORCE MAJEURE Section of this Agreement), then in addition to all other rights and remedies of law or equity or otherwise and without liability or obligation to Supplier, Company shall have the right to:[***]

55. ASSIGNMENT

Except as set forth below, neither Company nor Supplier shall assign any right or interest under this Agreement or (with respect to Supplier) under an Order issued pursuant to this Agreement (excepting monies due or to become due) or delegate any Work or other obligation to be performed or owed under this Agreement or an Order

***Confidential Treatment Requested

April 15, 1999
                                                            Agreement: G-18150-E
                                                                 Amendment No. 1
                                                                   Page 12 of 14


either in whole or in part without the prior written consent of the other party which consent shall not be unreasonably withheld. Any attempted assignment or delegation in contravention of the above provisions shall be void and ineffective. Any assignment of monies shall be void and ineffective to the extent that (1) Supplier shall not have given Company at least thirty (30) days prior written notice of such assignment or (2) such assignment attempts to impose upon Company obligations to the assignee additional to the payment of such monies, or to preclude Company from dealing solely and directly with Supplier in all matters pertaining to this Agreement including the negotiation of amendments or settlements of charges due.

Notwithstanding the provisions set forth above, Company shall have the right to assign this Agreement and to assign its rights and delegate its duties under this Agreement either in whole or in part, at any time and without Supplier's consent; provided however that such assignment shall only be permitted to an affiliate or subsidiary of Company having assets greater than [***]. Company shall give Supplier thirty (30) days prior written notice of any such assignment. The assignment shall neither affect nor diminish any rights or duties that Supplier or Company may then or thereafter have as to services or Material ordered by Company prior to the effective date of the assignment.

Upon the acceptance of the assignment and assumption of the duties under this Agreement, Company shall be released and discharged, to the extent of the assignment, from all further duties under this Agreement as to services or Material not ordered by Company by the effective date of the Assignment.

60. FORCE MAJEURE

Neither party shall be held responsible for any delay or failure in performance of any part of this Agreement or Order to the extent such delay or failure is caused by fire, flood, explosion, war, strike, embargo, government requirement, civil or military authority, act of God, act or omission of carriers or other similar causes beyond its control and without the fault or negligence of the delayed or nonperforming party or its subcontractors ("force majeure conditions"). Notwithstanding the foregoing, Supplier's liability for loss or damage to Company's Material in Supplier's possession or control shall not be modified by this clause. If any force majeure condition occurs, the party delayed or unable to perform shall give immediate notice to the other party and the party affected by the other's delay or inability to perform may elect to:
(1) suspend this Agreement or Order for the duration of the force majeure condition and (i) at its option obtain elsewhere manufacturing or repair services to have been furnished under this Agreement or Order, and (ii) once the force majeure condition ceases, resume performance under this Agreement or Order with an option in the affected party to extend the period of this Agreement or Order up the length of time the force majeure

***Confidential Treatment Requested

April 15, 1999


                                                          Agreement No. G18150-E
                                                                 Amendment No. 1
                                                                   Page 13 of 14


condition endured and/or (2) when the delay or nonperformance continues for a period of at least thirty (30) days, terminate, at no charge, the applicable Order or the part of it relating to Material not already shipped or Services not already performed. Unless Written notice is given within forty-five (45) days after the affected party is notified of the force majeure condition, (1) shall be deemed selected.

65. EPIDEMIC CONDITION

In the event that during the term of this Agreement and for one year after the last shipment date of Material hereunder, Company notifies Supplier (in accordance with the NOTICES clause) that Material shows evidence of an Epidemic Condition. Supplier shall prepare and propose a "Corrective Action Plan" (CAP) with respect to such Material within ten (10) working days of such notification, addressing implementation and procedure milestones for remedying such epidemic condition(s). An extension of this time-frame is permissible upon mutual agreement of the parties.

Upon notification of the Epidemic Condition to Supplier, Company shall have the right to postpone shipment of unshipped Material by giving written notice of such postponement to Supplier, pending correction of the Epidemic Condition. Such postponement shall temporarily relieve Supplier of its shipment liability and Company of its shipment acceptance liability. Should Supplier not agree to the existence of an Epidemic Condition or should Company not agree to the Corrective Action Plan, then Company shall have the right to suspend all or part of its unshipped Orders without liability to Company until such time as a mutually acceptable solution is reached.

An Epidemic Condition, excluding potential safety hazards, will be considered to exist when one or more of the following conditions occur:

      1. Failure reports or statistical sampling showing that three percent (3%) or more of any consecutive one hundred (100) units of Material delivered to Company or Company's customers are rejected for defective materials or workmanship; or repair reports indicate non-conformance for the same defect of five percent (5%) of the installed Material base.

      2. Reliability plots of relevant data indicate that Material has actual Mean Time Between Failures (MTBF) of less than eighty (80%) percent of the MTBF stipulated in Specification for Material. the MTBF parameter of Material is defined as the total operation or power-on time of any population under observation ("T"), in hours, divided by the total number of critical failures ("n") that have occurred during the observed period. a critical failure is defined as a failure to operate per the requirements of Specification. The total operating time for a population is the summation of operating time of individual units in that population. MTBF is

April 15, 1999
                                                            Agreement: G-18150-E
                                                                 Amendment No. 1
                                                                   Page 14 of 14


          expressed as MTBF=T/n. An Epidemic Condition shall exist when data derived from populations being tracked confirms the condition with eighty (80%) percent statistical confidence.

     3. Material Dead on Arrival ("DOA") failures exceed the Epidemic DOA failure rate which is defined as two percent (2%) of Material delivered to Company or Company's customer with a one (1) month period.

Only major functional and visual/mechanical/appearance defects are considered for determining Epidemic Condition. Material could be either sampled, or at Company option, one hundred (100%) percent audited at Company warehouses, factories, or Company's customers' locations. If Material is sampled, the data must have eighty (80%) percent or better statistical confidence.

For the purposes of this Agreement, functional DOA shall not include Material for which no defect is found and shall be defined as any Material that during the test, installation or upon its first use fails to operate as expected or specified. Visual/mechanical/appearance DOA is defined as any Material containing one or more major defects that would make Material unfit for use or installation. An Epidemic Condition shall not include failure due to customer misapplication, misuse, abuse, lightning, utilization of parts not approved by Supplier, or chain failures induced by internally or externally integrated subassemblies.

In the event that Supplier develops a remedy for the defect(s) that caused the Epidemic Condition and Company agrees in writing that the remedy is acceptable, Supplier shall:

     (a) Incorporate the remedy in the affected Material in accordance with Engineering Change Control procedures or manufacturing procedures, as applicable, agreed to by the parties.
     (b) Ship all subsequent Material incorporating the required modification correcting the defect(s) at no additional charge to Company; and
     (c) Repair and/or replace at Supplier's option Material that caused the Epidemic Condition. In the event that Company incurs costs due to such repair and/or replacement, including but not limited to labor and shipping costs, Supplier shall reimburse Company for such costs, as mutually determined and agreed upon by both parties. Supplier shall bear such risk of in transit loss and damage for such repaired and/or replaced Material shipped to Company.

April 15, 1999
                                                            Agreement: G-18150-E
                                                                 Amendment No. 1
                                                                   Page 15 of 14


     Supplier and Company shall mutually agree in writing as to the remedy's implementation schedule. Supplier agrees to utilize its best efforts to implement in accordance with agreed-upon schedule.


     In the event that Supplier is unable to develop a mutually agreeable remedy, or does not adequately take into account the business interests of Company, as reasonably agreed by the parties, Company may (1) develop such remedy and implementation cost and risk of in transit loss and damage shall be allocated between the parties as set forth in this clause, and/or (2) cancel postponed Orders without liability and return all confirmed Material affected by such Epidemic Condition for full refund, payable by Supplier within thirty (30) days after receipt of returned Material (with risk of loss of in transit damage borne by Supplier), and/or (3) terminate this Agreement without further liability.


     All other terms and conditions shall remain unchanged.


ACCEPTED: Date May 5, 199
              ------     --

PARADYNE CORPORATION
SUPPLIER COMPANY NAME                 LUCENT COMPANY NAME


By /s/ James L. Slattery              By /s/ P. MCleb
   -----------------------------         ------------------------------

Title Senior Vice President           Title Global Purchasing Organization
      --------------------------            ---------------------------
                                            Vice President
                                            ---------------------------

                                   EXHIBIT B


                              BENCHMARKING PROCESS

[***]

[***]

1.  [***]

2.  [***]

3.  [***]

4.  [***]

5.  [***]

6.  [***]

7.  [***]

8.  [***]

***Confidential Treatment Requested